Pension Benefits - Components of Other Comprehensive Income (Loss) Relating to Plans (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other comprehensive income (loss):
Net gain (loss) arising during the period	$ 7,035	$ 13,288	$ (14,954)
Amortization of net actuarial loss	469	1,538	7,148
Plan settlement	(3,905)	(140)	(3,332)
Total income (loss)	$ 3,599	$ 14,686	$ (11,138)